UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2014

Whiting Petroleum Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-31899	20-0098515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Broadway, Suite 2300, Denver, Colorado 80290-2300

(Address of principal executive offices, including ZIP code)

(303) 837-1661

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 8, 2014, pursuant to the Arrangement Agreement, dated as of July 13, 2014 (the “Agreement”), by and among Whiting Petroleum Corporation (the “Company”), 1007695 B.C. Ltd., a wholly-owned subsidiary of the Company (“Acquiror Canadian Sub”), and Kodiak Oil & Gas Corp. (“Kodiak”), Acquiror Canadian Sub acquired all of the outstanding shares of common stock, without par value, of Kodiak, and Acquiror Canadian Sub and Kodiak amalgamated with Kodiak surviving the amalgamation as a wholly-owned subsidiary of the Company as part of a plan of arrangement (the “Arrangement”).

Pursuant to the Agreement, each outstanding share of Kodiak common stock was automatically converted at the effective time of the Arrangement into 0.177 shares of Company common stock, $0.001 par value per share (“Company Common Stock”). No fractional shares of Company Common Stock were issued. Where the aggregate number of shares of Company Common Stock issued to a Kodiak shareholder as consideration would have resulted in a fraction of shares of Company Common Stock being issued, the number of shares of Company Common Stock received by such Kodiak shareholder was rounded down to the nearest whole share of Company Common Stock. As a result of the Arrangement, the Company issued approximately 47,500,000 shares of Company Common Stock. Kodiak stock options, restricted stock units and restricted stock awards automatically converted at the effective time of the Arrangement into 673,235 stock options, 257,601 restricted stock units and 47,325 restricted stock awards with respect to Company Common Stock, after giving effect to the 0.177 exchange ratio.

As a result of the closing of the Arrangement, the shares of Kodiak common stock, which previously traded under the ticker symbol “KOG” on the New York Stock Exchange (“NYSE”), have ceased trading on the NYSE.

The foregoing description of the Agreement and the Arrangement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. There are representations and warranties contained in the Agreement, which were made by the parties to each other as of specific dates. The assertions embodied in these representations and warranties were made solely for purposes of the Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating their terms. Moreover, certain representations and warranties may not be accurate or complete as of any specified date because they are subject to a contractual standard of materiality that is different from certain standards generally applicable to stockholders or were used for the purpose of allocating risk between the parties rather than establishing matters as facts. Based upon the foregoing reasons, investors should not rely on the representations and warranties as statements of factual information.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Kodiak First Supplemental Indentures

As disclosed in the Company’s Current Report on Form 8-K filed on October 20, 2014, on October 17, 2014, the Company, Kodiak, certain Kodiak subsidiary guarantors, U.S. Bank National Association, as trustee, and Computershare Trust Company of Canada, as Canadian trustee, entered into supplemental indentures (the “First Supplemental Indentures”) to each indenture, as then supplemented (each, a “Kodiak Indenture”), under which Kodiak’s outstanding $800,000,000 aggregate principal amount of 8.125% Senior Notes Due 2019 (the “2019 Notes”), $350,000,000 aggregate principal amount of 5.500% Senior Notes Due 2021 (the “2021 Notes”) and $400,000,000 aggregate principal amount of 5.500% Senior Notes Due 2022 (the “2022 Notes” and, together with the 2019 Notes and 2021 Notes, the “Kodiak Notes”) were issued that provided for certain amendments to each Kodiak Indenture and the issuance of an unconditional and irrevocable guarantee by the Company (the “Company Guarantee”) of the prompt payment, when due of any amount owed to the holders of the Kodiak Notes under the Kodiak Notes and the Kodiak Indentures and any other amounts due pursuant to the Kodiak Indentures.

The amendments to the First Supplemental Indentures became operative and the Company Guarantee was issued upon the completion of the Arrangement.

The foregoing descriptions of the Kodiak Indentures and the First Supplemental Indentures do not purport to be complete and are qualified in their entirety by reference to the Kodiak Indentures, copies of which are filed as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3, Exhibit 4.4, Exhibit 4.5, Exhibit 4.6, Exhibit 4.7 and Exhibit 4.8 to this Current Report on Form 8-K, and the First Supplemental Indentures, copies of which are filed as Exhibit 4.9, Exhibit 4.10 and Exhibit 4.11 to this Current Report on Form 8-K and are incorporated herein by reference.

Kodiak Second Supplemental Indentures

On December 4, 2014, Whiting Oil and Gas Corporation, a wholly-owned subsidiary of the Company (“Whiting Oil and Gas”), Whiting US Holding Company, a wholly-owned subsidiary of the Company (“Whiting US Holding”), Kodiak, certain Kodiak subsidiary guarantors, U.S. Bank National Association, as trustee, and Computershare Trust Company of Canada, as Canadian trustee, entered into supplemental indentures (the “Second Supplemental Indentures”) to the Kodiak Indentures under which the Kodiak Notes were issued that provided for the issuance of an unconditional and irrevocable guarantee by Whiting Oil and Gas (the “Whiting Oil and Gas Guarantee”) of the prompt payment, when due of any amount owed to the holders of the Kodiak Notes under the Kodiak Notes and the Kodiak Indentures and any other amounts due pursuant to the Kodiak Indentures and Whiting US Holding to become a co-issuer of the Kodiak Notes.

The Whiting Oil and Gas Guarantee was issued on the completion of the Arrangement. Whiting US Holding will become a co-issuer upon the conversion of Kodiak into a British Columbia unlimited liability company, which is expected to occur shortly after completion of the Arrangement.

The foregoing description of the Second Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to the Second Supplemental Indentures, copies of which are filed as Exhibit 4.12, Exhibit 4.13 and Exhibit 4.14 to this Current Report on Form 8-K and are incorporated herein by reference.

Sixth Amended and Restated Credit Agreement

As disclosed in the Company’s Current Report on Form 8-K filed on August 28, 2014, on August 27, 2014, the Company and Whiting Oil and Gas entered into a Sixth Amended and Restated Credit Agreement with the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and the various other agents party thereto (the “Credit Agreement”). On December 8, 2014, the Company, Whiting Oil and Gas, Whiting US Holding, Kodiak, Kodiak Oil & Gas (USA) Inc., Kodiak Williston, LLC and JPMorgan Chase Bank, N.A., as Administrative Agent, entered into an Amended and Restated Guaranty and Collateral Agreement under which Whiting US Holding, Kodiak, Kodiak Oil & Gas (USA) Inc. and Kodiak Williston, LLC guaranteed the obligations under the Credit Agreement and pledged certain assets to secure the obligations thereunder (the “Guaranty and Collateral Agreement”).

As of December 8, 2014, the Credit Agreement became effective and replaced the previous credit agreement of Whiting Oil and Gas. Also on such date, Whiting Oil and Gas borrowed $1.5 billion under the Credit Agreement primarily to repay amounts outstanding under Kodiak’s and Whiting Oil and Gas’s previous credit agreements and other expenses due in connection with the completion of the Arrangement, leaving approximately $2.0 billion of available borrowing capacity as of December 8, 2014.

The foregoing descriptions of the Credit Agreement and Guaranty and Collateral Agreement do not purport to be complete and are qualified in their entirety by reference to the Credit Agreement and Guaranty and Collateral Agreement, copies of which are filed as Exhibit 4.15 and Exhibit 4.16, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The consummation of the Arrangement on December 8, 2014, constituted a “change of control” under the Kodiak Indentures. As a result, each holder of outstanding Kodiak Notes may require Kodiak to make an offer (or such offer may, at Kodiak’s option, be made by a third party in lieu of Kodiak) within 30 days following the completion of the Arrangement to repurchase such notes for cash at 101% of the principal amount, plus accrued and unpaid interest, no earlier than 30 days or later than 60 days after such offer is made. Pursuant to the Kodiak Indentures, Kodiak (or, at Kodiak’s option, a third party in lieu of Kodiak) intends to mail a notice to each holder of the Kodiak Notes within 30 days of completion of the Arrangement that will include an offer to repurchase the Kodiak Notes.

Item 3.02	Unregistered Sales of Equity Securities.

The information disclosed under Item 2.01 is incorporated into this Item 3.02 in its entirety.

Upon completion of the Arrangement, the Company securities issued in connection with the Arrangement were issued in reliance upon an exemption from registration under federal securities laws provided by Section 3(a)(10) of the Securities Act of 1933, as amended, for the issuance and exchange of securities approved after a public hearing on the fairness of the terms and conditions of the exchange by a court of competent jurisdiction at which all persons to whom the securities were issued had the right to appear. The Arrangement received approval by the Supreme Court of British Columbia.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of the effective time of the Arrangement and pursuant to the terms of the Agreement, Lynn A. Peterson and James E. Catlin were appointed to the board of directors of the Company for terms to expire at the Company’s annual meetings in 2017 and 2016, respectively, and until their successors are duly elected and qualified.

Mr. Peterson and Mr. Catlin will participate in the Company’s standard non-employee director compensation arrangements described under “Board of Directors and Corporate Governance – Director Compensation” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “Commission”) on March 24, 2014. Mr. Peterson’s and Mr. Catlin’s compensation will be pro-rated for the period of service through the Company’s 2015 annual meeting of stockholders. In connection with their appointment, Mr. Peterson and Mr. Catlin will each be entering into the Company’s Indemnification Agreement for Directors and Executive Officers, a form of which was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The financial statements of Kodiak required by Regulation S-X will be filed by an amendment to this Form 8-K. The amendment will be filed with the Commission no later than 71 calendar days after the date this Form 8-K is required to be filed with the Commission.

(b)	Pro forma financial information.

The pro forma financial information required by Regulation S-X will be furnished by an amendment to this Form 8-K. The amendment will be filed with the Commission no later than 71 calendar days after the date this Form 8-K is required to be filed with the Commission.

(c)	Not applicable.

(d)	Exhibits:

(2.1)	Arrangement Agreement, dated as of July 13, 2014, by and among Whiting Petroleum Corporation, 1007695 B.C. Ltd. and Kodiak Oil & Gas Corp. [Incorporated by reference to Exhibit 2.1 to Whiting Petroleum Corporation’s Current Report on Form 8-K dated July 13, 2014 (File No. 001-31899)].

(4.1)	Indenture, dated November 23, 2011, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., U.S. Bank National Association and Computershare Trust Company of Canada, relating to the Kodiak Oil & Gas Corp. 8.125% Senior Notes Due 2019 [Incorporated by reference to Exhibit 4.2 to Kodiak Oil & Gas Corp.’s Current Report on Form 8-K filed on November 23, 2011 (File No. 001-32920).]

(4.2)	Indenture, dated January 15, 2013, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., U.S. Bank, National Association, as trustee, and Computershare Trust Company of Canada, as the Canadian trustee, relating to the Kodiak Oil & Gas Corp. 5.500% Senior Notes Due 2021 [Incorporated by reference to Exhibit 4.2 to Kodiak Oil & Gas Corp.’s Current Report on Form 8-K filed on January 15, 2013 (File No. 001-32920)].

(4.3)	Indenture, dated July 26, 2013, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., Kodiak Williston, LLC, KOG Finance, LLC, U.S. Bank National Association, as trustee, and Computershare Trust Company of Canada, as Canadian trustee, relating to the Kodiak Oil & Gas Corp. 5.500% Senior Notes Due 2022 [Incorporated by reference to Exhibit 4.2 to Kodiak Oil & Gas Corp.’s Current Report on Form 8-K filed on July 26, 2013 (File No. 001-32920)].

(4.4)	Supplemental Indenture, dated as of July 30, 2013, among Kodiak Oil & Gas Corp., Kodiak Williston, LLC, KOG Finance, LLC, U.S. Bank National Association and Computershare Trust Company of Canada, to the Indenture, dated as of November 23, 2011, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., U.S. Bank National Association and Computershare Trust Company of Canada, relating to the Kodiak Oil & Gas Corp. 8.125% Senior Notes Due 2019 [Incorporated by reference to Exhibit 4.1 to Kodiak Oil & Gas Corp.’s Quarterly Report on Form 10-Q for the Quarter Ended June 30, 2013 (File No. 001-32920)].

(4.5)	Supplemental Indenture, dated as of July 30, 2013, among Kodiak Oil & Gas Corp., Kodiak Williston, LLC, KOG Finance, LLC, U.S. Bank National Association and Computershare Trust Company of Canada, to the Indenture, dated as of January 15, 2013, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., U.S. Bank National Association and Computershare Trust Company of Canada, relating to the Kodiak Oil & Gas Corp. 5.500% Senior Notes Due 2021 [Incorporated by reference to Exhibit 4.2 to Kodiak Oil & Gas Corp.’s Quarterly Report on Form 10-Q for the Quarter Ended June 30, 2013 (File No. 001-32920)].

(4.6)	Supplemental Indenture, dated as of October 3, 2014, among Kodiak Oil & Gas Corp., KOG Oil & Gas ULC, U.S. Bank National Association and Computershare Trust Company of Canada, to the Indenture, dated as of November 23, 2011, as supplemented, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., U.S. Bank National Association and Computershare Trust Company of Canada, relating to the Kodiak Oil & Gas Corp. 8.125% Senior Notes Due 2019 [Incorporated by reference to Exhibit 4.1 to Kodiak Oil & Gas Corp.’s Current Report on Form 8-K filed on October 6, 2014 (File No. 001-32920)].

(4.7)	Supplemental Indenture, dated as of October 3, 2014, among Kodiak Oil & Gas Corp., KOG Oil & Gas ULC, U.S. Bank National Association and Computershare Trust Company of Canada, to the Indenture, dated as of January 15, 2013, as supplemented, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., U.S. Bank National Association and Computershare Trust Company of Canada, relating to the Kodiak Oil & Gas Corp. 5.500% Senior Notes Due 2021 [Incorporated by reference to Exhibit 4.2 to Kodiak Oil & Gas Corp.’s Current Report on Form 8-K filed on October 6, 2014 (File No. 001-32920)].

(4.8)	Supplemental Indenture, dated as of October 3, 2014, among Kodiak Oil & Gas Corp., KOG Oil & Gas ULC, U.S. Bank National Association and Computershare Trust Company of Canada, to the Indenture, dated as of July 26, 2013, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., U.S. Bank National Association and Computershare Trust Company of Canada, relating to the Kodiak Oil & Gas Corp. 5.500% Senior Notes Due 2022 [Incorporated by reference to Exhibit 4.3 to Kodiak Oil & Gas Corp.’s Current Report on Form 8-K filed on October 6, 2014 (File No. 001-32920)]

(4.9)	First Supplemental Indenture, dated October 17, 2014, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., Kodiak Williston, LLC, KOG Oil & Gas ULC, KOG Finance, LLC, U.S. Bank National Association, as trustee, Computershare Trust Company of Canada, as Canadian trustee, and Whiting Petroleum Corporation, relating to the Kodiak Oil & Gas Corp. 8.125% Senior Notes Due 2019 [Incorporated by reference to Exhibit 4.1 to Whiting Petroleum Corporation’s Current Report on Form 8-K dated October 17, 2014 (File No. 001-31899)].

(4.10)	First Supplemental Indenture, dated October 17, 2014, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., Kodiak Williston, LLC, KOG Oil & Gas ULC, KOG Finance, LLC, U.S. Bank National Association, as trustee, Computershare Trust Company of Canada, as Canadian trustee, and Whiting Petroleum Corporation, relating to the Kodiak Oil & Gas Corp. 5.500% Senior Notes Due 2021 [Incorporated by reference to Exhibit 4.2 to Whiting Petroleum Corporation’s Current Report on Form 8-K dated October 17, 2014 (File No. 001-31899)].

(4.11)	First Supplemental Indenture, dated October 17, 2014, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., Kodiak Williston, LLC, KOG Oil & Gas ULC, KOG Finance, LLC, U.S. Bank National Association, as trustee, Computershare Trust Company of Canada, as Canadian trustee, and Whiting Petroleum Corporation, relating to the Kodiak Oil & Gas Corp. 5.500% Senior Notes Due 2022 [Incorporated by reference to Exhibit 4.3 to Whiting Petroleum Corporation’s Current Report on Form 8-K dated October 17, 2014 (File No. 001-31899)].

(4.12)	Second Supplemental Indenture, dated as of December 4, 2014, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., Kodiak Williston, LLC, Whiting Oil and Gas Corporation, Whiting US Holding Company, U.S. Bank National Association, as trustee, Computershare Trust Company of Canada, as Canadian Trustee, relating to the 8.125% Senior Notes Due 2019.

(4.13)	Second Supplemental Indenture, dated as of December 4, 2014, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., Kodiak Williston, LLC, Whiting Oil and Gas Corporation, Whiting US Holding Company, U.S. Bank National Association, as trustee, Computershare Trust Company of Canada, as Canadian Trustee, relating to the 5.500% Senior Notes Due 2021.

(4.14)	Second Supplemental Indenture, dated as of December 4, 2014, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., Kodiak Williston, LLC, Whiting Oil and Gas Corporation, Whiting US Holding Company, U.S. Bank National Association, as trustee, Computershare Trust Company of Canada, as Canadian Trustee, relating to the 5.500% Senior Notes Due 2022.

(4.15)	Sixth Amended and Restated Credit Agreement, dated as of August 27, 2014, among Whiting Petroleum Corporation, Whiting Oil and Gas Corporation, the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and the various other agents party thereto [Incorporated by reference to Exhibit 4.1 to Whiting Petroleum Corporation’s Current Report on Form 8-K dated August 27, 2014 (File No. 001-31899)].

(4.16)	Amended and Restated Guaranty and Collateral Agreement, dated as of December 8, 2014, among Whiting Petroleum Corporation, Whiting Oil and Gas Corporation, Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., Kodiak Williston, LLC and JPMorgan Chase Bank, N.A., as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITING PETROLEUM CORPORATION

Date: December 8, 2014	By:	/s/ James. J. Volker
James J. Volker
Chairman, President and Chief Executive Officer

WHITING PETROLEUM CORPORATION

FORM 8-K

EXHIBIT INDEX

Exhibit Number	Description

(2.1)	Arrangement Agreement, dated as of July 13, 2014, by and among Whiting Petroleum Corporation, 1007695 B.C. Ltd. and Kodiak Oil & Gas Corp. [Incorporated by reference to Exhibit 2.1 to Whiting Petroleum Corporation’s Current Report on Form 8-K dated July 13, 2014 (File No. 001-31899)].

(4.1)	Indenture, dated November 23, 2011, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., U.S. Bank National Association and Computershare Trust Company of Canada, relating to the Kodiak Oil & Gas Corp. 8.125% Senior Notes Due 2019 [Incorporated by reference to Exhibit 4.2 to Kodiak Oil & Gas Corp.’s Current Report on Form 8-K filed on November 23, 2011 (File No. 001-32920).]

(4.2)	Indenture, dated January 15, 2013, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., U.S. Bank, National Association, as trustee, and Computershare Trust Company of Canada, as the Canadian trustee, relating to the Kodiak Oil & Gas Corp. 5.500% Senior Notes Due 2021 [Incorporated by reference to Exhibit 4.2 to Kodiak Oil & Gas Corp.’s Current Report on Form 8-K filed on January 15, 2013 (File No. 001-32920)].

(4.3)	Indenture, dated July 26, 2013, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., Kodiak Williston, LLC, KOG Finance, LLC, U.S. Bank National Association, as trustee, and Computershare Trust Company of Canada, as Canadian trustee, relating to the Kodiak Oil & Gas Corp. 5.500% Senior Notes Due 2022 [Incorporated by reference to Exhibit 4.2 to Kodiak Oil & Gas Corp.’s Current Report on Form 8-K filed on July 26, 2013 (File No. 001-32920)].

(4.4)	Supplemental Indenture, dated as of July 30, 2013, among Kodiak Oil & Gas Corp., Kodiak Williston, LLC, KOG Finance, LLC, U.S. Bank National Association and Computershare Trust Company of Canada, to the Indenture, dated as of November 23, 2011, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., U.S. Bank National Association and Computershare Trust Company of Canada, relating to the Kodiak Oil & Gas Corp. 8.125% Senior Notes Due 2019 [Incorporated by reference to Exhibit 4.1 to Kodiak Oil & Gas Corp.’s Quarterly Report on Form 10-Q for the Quarter Ended June 30, 2013 (File No. 001-32920)].

(4.5)	Supplemental Indenture, dated as of July 30, 2013, among Kodiak Oil & Gas Corp., Kodiak Williston, LLC, KOG Finance, LLC, U.S. Bank National Association and Computershare Trust Company of Canada, to the Indenture, dated as of January 15, 2013, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., U.S. Bank National Association and Computershare Trust Company of Canada, relating to the Kodiak Oil & Gas Corp. 5.500% Senior Notes Due 2021 [Incorporated by reference to Exhibit 4.2 to Kodiak Oil & Gas Corp.’s Quarterly Report on Form 10-Q for the Quarter Ended June 30, 2013 (File No. 001-32920)].

(4.6)	Supplemental Indenture, dated as of October 3, 2014, among Kodiak Oil & Gas Corp., KOG Oil & Gas ULC, U.S. Bank National Association and Computershare Trust Company of Canada, to the Indenture, dated as of November 23, 2011, as supplemented, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., U.S. Bank National Association and Computershare Trust Company of Canada, relating to the Kodiak Oil & Gas Corp. 8.125% Senior Notes Due 2019 [Incorporated by reference to Exhibit 4.1 to Kodiak Oil & Gas Corp.’s Current Report on Form 8-K filed on October 6, 2014 (File No. 001-32920)].

(4.7)	Supplemental Indenture, dated as of October 3, 2014, among Kodiak Oil & Gas Corp., KOG Oil & Gas ULC, U.S. Bank National Association and Computershare Trust Company of Canada, to the Indenture, dated as of January 15, 2013, as supplemented, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., U.S. Bank National Association and Computershare Trust Company of Canada, relating to the Kodiak Oil & Gas Corp. 5.500% Senior Notes Due 2021 [Incorporated by reference to Exhibit 4.2 to Kodiak Oil & Gas Corp.’s Current Report on Form 8-K filed on October 6, 2014 (File No. 001-32920)].

(4.8)	Supplemental Indenture, dated as of October 3, 2014, among Kodiak Oil & Gas Corp., KOG Oil & Gas ULC, U.S. Bank National Association and Computershare Trust Company of Canada, to the Indenture, dated as of July 26, 2013, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., U.S. Bank National Association and Computershare Trust Company of Canada, relating to the Kodiak Oil & Gas Corp. 5.500% Senior Notes Due 2022 [Incorporated by reference to Exhibit 4.3 to Kodiak Oil & Gas Corp.’s Current Report on Form 8-K filed on October 6, 2014 (File No. 001-32920)].

(4.9)	First Supplemental Indenture, dated October 17, 2014, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., Kodiak Williston, LLC, KOG Oil & Gas ULC, KOG Finance, LLC, U.S. Bank National Association, as trustee, Computershare Trust Company of Canada, as Canadian trustee, and Whiting Petroleum Corporation, relating to the Kodiak Oil & Gas Corp. 8.125% Senior Notes Due 2019 [Incorporated by reference to Exhibit 4.1 to Whiting Petroleum Corporation’s Current Report on Form 8-K dated October 17, 2014 (File No. 001-31899)].

(4.10)	First Supplemental Indenture, dated October 17, 2014, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., Kodiak Williston, LLC, KOG Oil & Gas ULC, KOG Finance, LLC, U.S. Bank National Association, as trustee, Computershare Trust Company of Canada, as Canadian trustee, and Whiting Petroleum Corporation, relating to the Kodiak Oil & Gas Corp. 5.500% Senior Notes Due 2021 [Incorporated by reference to Exhibit 4.2 to Whiting Petroleum Corporation’s Current Report on Form 8-K dated October 17, 2014 (File No. 001-31899)].

(4.11)	First Supplemental Indenture, dated October 17, 2014, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., Kodiak Williston, LLC, KOG Oil & Gas ULC, KOG Finance, LLC, U.S. Bank National Association, as trustee, Computershare Trust Company of Canada, as Canadian trustee, and Whiting Petroleum Corporation, relating to the Kodiak Oil & Gas Corp. 5.500% Senior Notes Due 2022 [Incorporated by reference to Exhibit 4.3 to Whiting Petroleum Corporation’s Current Report on Form 8-K dated October 17, 2014 (File No. 001-31899)].

(4.12)	Second Supplemental Indenture, dated as of December 4, 2014, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., Kodiak Williston, LLC, Whiting Oil and Gas Corporation, Whiting US Holding Company, U.S. Bank National Association, as trustee, Computershare Trust Company of Canada, as Canadian Trustee, relating to the 8.125% Senior Notes Due 2019.

(4.13)	Second Supplemental Indenture, dated as of December 4, 2014, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., Kodiak Williston, LLC, Whiting Oil and Gas Corporation, Whiting US Holding Company, U.S. Bank National Association, as trustee, Computershare Trust Company of Canada, as Canadian Trustee, relating to the 5.500% Senior Notes Due 2021.

(4.14)	Second Supplemental Indenture, dated as of December 4, 2014, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., Kodiak Williston, LLC, Whiting Oil and Gas Corporation, Whiting US Holding Company, U.S. Bank National Association, as trustee, Computershare Trust Company of Canada, as Canadian Trustee, relating to the 5.500% Senior Notes Due 2022.

(4.15)	Sixth Amended and Restated Credit Agreement, dated as of August 27, 2014, among Whiting Petroleum Corporation, Whiting Oil and Gas Corporation, the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and the various other agents party thereto [Incorporated by reference to Exhibit 4.1 to Whiting Petroleum Corporation’s Current Report on Form 8-K dated August 27, 2014 (File No. 001-31899)].

(4.16)	Amended and Restated Guaranty and Collateral Agreement, dated as of December 8, 2014, among Whiting Petroleum Corporation, Whiting Oil and Gas Corporation, Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., Kodiak Williston, LLC and JPMorgan Chase Bank, N.A., as Administrative Agent.